--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 30, 2002

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE               000-26667                  75-2057054
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)

                              650 SOUTH ROYAL LANE
                                    SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800

--------------------------------------------------------------------------------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 - Certification of Period Report by the Chief Executive Officer pursuant to
       Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

99.2 - Certification of Period Report by the Chief Financial Officer pursuant to
       Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of James R. Ridings, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of Kathleen B. Oher, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission (the "SEC") the filing of our Annual Report on Form 10-K for the fiscal year ended June 30, 2002 filed with the SEC on September 30, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRAFTMADE INTERNATIONAL, INC.

Date: September 30, 2002               By: /s/ Kathleen B. Oher
                                           -------------------------------------
                                           Kathleen B. Oher
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1     -        Certification of Period Report by the Chief Executive Officer pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002, accompanying the Company's Annual Report on Form 10-K for the
                  fiscal year ended June 30, 2002.

99.2     -        Certification of Period Report by the Chief Financial Officer pursuant to Section 906 of the
                  Sarbanes-Oxley Act of 2002, accompanying the Company's Annual Report on Form 10-K for the
                  fiscal year ended June 30, 2002.